SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                           FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 18,
1998




                    McKESSON CORPORATION
--------------------------------------------------------------
    (Exact name of registrant as specified in its charter)


     Delaware              1-13252                94-3207296
--------------------------------------------------------------
(State or other       (Commission File        (I.R.S. Employer
jurisdiction of            Number)              Identification
incorporation)                                      Number)


McKesson Plaza
One Post Street
San Francisco, California                               94104
--------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)


                        (415) 983-8300
--------------------------------------------------------------
     (Registrant's telephone number, including area code)


















Item 5.   Other Events.
          ------------

On March 18, 1998, the Registrant and AmeriSource Health Corporation each announced that they will oppose the complaint brought March 9, 1998 by the Federal Trade Commission seeking a preliminary injunction to halt the merger of the two companies. The text of the Registrant's press release regarding this announcement is set forth in Exhibit (99) to this Current Report on Form 8-K.






Item 7.   Financial Statements, Pro Forma Financial
          ------------------------------------------
          Information and Exhibits.
          ------------------------


          (c)  Exhibits
               --------

               (99) Press Release issued by McKesson
                    Corporation on March 18, 1998






                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    McKESSON CORPORATION
                                        (Registrant)



Dated:  March 19, 1998         BY: /s/NANCY A. MILLER
                                      NANCY A. MILLER
                                  Vice President and Secretary



                             EXHIBIT INDEX

Exhibit
   No.                   Title
-------   ---------------------------------------

(99)      Press Release issued by McKesson Corporation on
          March 18, 1998.






                                                  Exhibit (99)
Contacts: Media
          Larry Kurtz
          V.P., Corporate Communications
          (415) 983-8418
          or
          Investors
          Janet Bley
          V.P., Investor Relations
          (415) 983-9357


McKESSON AND AMERISOURCE WILL PURSUE LITIGATION
TO ALLOW PENDING MERGER TO PROCEED

SAN FRANCISCO, March 18, 1998 -- McKesson Corporation (NYSE:MCK) announced today that the company together with AmeriSource Health Corporation (NYSE:AAS) will pursue litigation with the Federal Trade Commission (FTC) to allow the merger of the two companies to proceed. McKesson and AmeriSource will oppose the complaint brought March 9 by the FTC in the U.S. District Court for the District of Columbia seeking a preliminary injunction to halt the merger. A pre-trial hearing on the matter has been set for
May 11, and the judge has indicated that a full hearing on the FTC's motion for a preliminary injunction could begin the following day.
     McKesson Corp., a Fortune 100 company, is the leading health care supply management company in North America through its U.S. Health Care businesses; its Canadian subsidiary, Medis Health and Pharmaceutical Services; and its interest in Mexico's Nadro. The company also owns McKesson Water Products, one of the nation's largest providers of bottled drinking water. Its annualized revenues are more than $18 billion.
                             # # #

McKesson news releases are available at no charge through McKesson's NewsOnDemand fax service.
To immediately receive an index of available releases, call 1-
800-344-6495 and press 2. On the Internet, visit us on the World Wide Web at: http://www.mckesson.com.